[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.
Exhibit 10.3

CONSENT AND SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND FOURTH AMENDMENT TO AMENDED AND RESTATED CASH DIVERSION AND COMMITMENT FEE GUARANTY
This CONSENT AND SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND FOURTH AMENDMENT TO AMENDED AND RESTATED CASH DIVERSION AND COMMITMENT FEE GUARANTY, dated as of August 22, 2018 (this “Amendment”), is entered into among the undersigned in connection with (a) that certain Second Amended and Restated Credit Agreement, dated as of March 27, 2018, among Sunrun Hera Portfolio 2015-A, LLC, a Delaware limited liability company, as Borrower (the “Borrower”), the financial institutions as Lenders from time to time party thereto (the “Lenders”), and Investec Bank PLC, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”) and as Issuing Bank (in such capacity, the “Issuing Bank”) (as in effect prior to the date hereof, the “Credit Agreement” and as amended by this Amendment, the “Amended Credit Agreement”) and (b) the Cash Diversion and Commitment Fee Guaranty (as in effect prior to the date hereof, the “Guaranty” and as amended by this Amendment, the “Amended Guaranty”). Capitalized terms which are used but not otherwise defined herein shall have the meanings ascribed to such terms in the Amended Credit Agreement and the rules of construction set forth in Section 1.02 of the Credit Agreement apply to this Amendment.
W I T N E S S E T H
WHEREAS, the Borrower wishes to obtain, and the Administrative Agent and the Required Lenders wish to provide, consent to the acquisition by the Borrower of Sunrun Sirius Manager 2018, LLC, a Delaware limited liability company and a Tax Equity Holdco (such acquisition, the “Tax Equity Holdco Acquisition”); and
WHEREAS, the Borrower and the Sponsor also wish to make, and the undersigned also wish to agree to make, certain additional amendments to the Credit Agreement and the Guaranty as provided herein.
NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
I.Amendments to the Credit Agreement. Subject to the satisfaction of the conditions set forth in Article IV below, the following amendments to the Credit Agreement are hereby accepted and agreed by the parties hereto:

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

1.    Amendments to Section 1.01.
(a)    The definition of “Eligible Project” in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting “and” at the end of clause (ix), (ii) replacing the period at the end of clause (x) with the text “; and” and (iii) inserting the following as a new clause (xi):
“(xi) with respect to each Project located in the Commonwealth of Puerto Rico, the designation of such Project as an Eligible Project does not result in the Portfolio Value attributable to Projects located in the Commonwealth of Puerto Rico exceeding [***] percent ([***]%) of the Portfolio Value.”
(b)    The following defined term in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
““Project State” shall mean each state of the United States of America, Washington, D.C. or the Commonwealth of Puerto Rico, to the extent approved under the applicable Tax Equity Documents.”
(c)    The following are hereby added as new defined terms to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:
““Sirius 2018 LLC Agreement” shall mean that certain Amended and Restated Limited Liability Company Agreement of Sunrun Sirius Owner 2018, LLC, dated as of June 28, 2018, entered into by and between Sunrun Sirius Manager 2018, LLC and [***].”
““Sirius 2018 Purchase Agreement” shall mean that certain Master Purchase Agreement, dated as of June 28, 2018, entered into between Sponsor and Sunrun Sirius Owner 2018, LLC.”
2.    Amendment to Section 6.13(h). The first sentence of Section 6.13(h) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“On an annual basis, not later than (i) solely with respect to calendar year 2018, October 15, 2018, and (ii) otherwise, forty-five (45) days before renewal of the Borrower’s property insurance policies, the Borrower shall cause a nationally recognized insurance or other applicable expert to perform and deliver, with a copy to the Administrative Agent, a probable maximum loss analysis (or analyses) with respect to the properties of the Borrower and the Relevant Parties.”
3.    New Section 7.22. Article VII of the Credit Agreement is hereby amended by inserting the following as a new Section 7.22:
“The Borrower shall not cause or otherwise permit any [***] Project (as defined in the Sirius 2018 Purchase Agreement) to be treated as an Eligible Project.”

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

4.    New Section 7.23. Article VII of the Credit Agreement is hereby amended by inserting the following as a new Section 7.23:
“The Borrower shall not cause or otherwise permit any New Home Project (as defined in the Sirius 2018 Purchase Agreement) to be treated as an Eligible Project unless and until (i) the Customer Agreement for such New Home Project has been transferred by the home builder the homebuyer, (ii) such Former New Home Project meets the conditions set forth in the definition of “Eligible Project” and (iii) there has occurred an inspection of the residential structure or building associated with such New Home Project conducted by an official of the applicable Governmental Authority when such structure or building is completed and ready for occupancy.”
II.    Amendment to the Cash Diversion and Commitment Fee Guaranty. Subject to the satisfaction of the conditions set forth in Article IV below, the definition of “Cash Diversion” in Section 1.01 of the Guaranty is hereby amended by (i) deleting “and” at the end of clause (w), (ii) deleting the period at the end of clause (x) and (iii) inserting the following as a new clause (y) and (z) :
“(y) if, for any quarterly period preceding a Calculation Date, expenses, including, without limitation, operations and maintenance expenses and payments under any production guarantee, incurred in connection with any and all [***] Projects (as defined in the Sirius 2018 Purchase Agreement) exceed aggregate revenues from such [***] Projects, in the amount of such excess; and
(z) the failure of Sunrun or the Class B Member (as such are terms defined in the Sirius 2018 LLC Agreement) to contribute any or all amounts required pursuant to the proviso in Section 5.06(b) of the Sirius 2018 LLC Agreement.”
III.    Limited Consent. At the request of the Borrower and subject to the satisfaction of the conditions set forth in Article IV below, the Administrative Agent and each of the undersigned Lenders hereby consents and agrees to the Tax Equity Holdco Acquisition, for which consent of the Administrative Agent and the Required Lenders is required pursuant to Section 2.05(b)(iii) of the Amended Credit Agreement (the “Consent”). The Consent granted pursuant to this Article III is limited precisely as written and shall not extend to any other provision of the Credit Agreement or the Amended Credit Agreement.
IV.    Conditions Precedent to Effectiveness. The amendments contained in Articles I and II and the Consent contained in Article III shall not be effective until the date (such date, the “Amendment Effective Date”) that:
1.    the Administrative Agent shall have received copies of this Amendment executed by the Borrower, the Sponsor and the Lenders, and acknowledged by the Administrative Agent; and
2.    the Borrower shall have paid all fees, costs and expenses of the Administrative Agent and the Lenders incurred in connection with the execution and delivery of this Amendment

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(including third-party fees and out-of-pocket expenses of the Lenders’ counsel and other advisors or consultants retained by the Administrative Agent).
V.    Representations and Warranties. Each of the Borrower and, as applicable, the Sponsor represents and warrants to each Agent and each Lender Party that the following statements are true, correct and complete in all respects as of the Amendment Effective Date:
1.    Power and Authority; Authorization. Each of the Borrower and the Sponsor has all requisite power and authority to execute, deliver and perform its obligations under this Amendment and the Borrower has all requisite power and authority to perform its obligations under the Amended Credit Agreement and the Sponsor has all requisite power and authority to perform its obligations under the Amended Guaranty. Each of the Borrower and the Sponsor has duly authorized, executed and delivered this Amendment.
2.    Enforceability. Each of this Amendment and the Amended Credit Agreement is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except to the extent that enforceability may be limited by (i) applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors’ rights, (ii) the effect of general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or (iii) implied covenants of good faith and fair dealing. Each of this Amendment and the Amended Guaranty is a legal, valid and binding obligation of the Sponsor, enforceable against the Sponsor in accordance with its terms, except to the extent that enforceability may be limited by (i) applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors’ rights, (ii) the effect of general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or (iii) implied covenants of good faith and fair dealing.
3.    Credit Agreement and Guaranty Representations and Warranties. Each of the representations and warranties set forth in the Credit Agreement (with respect to the Borrower) and the Guaranty (with respect to the Sponsor) is true and correct in all respects both before and after giving effect to this Amendment, except to the extent that any such representation and warranty relates solely to any earlier date, in which case such representation and warranty is true and correct in all respects as of such earlier date.
4.    Defaults. No event has occurred or is continuing as of the date hereof, or will result from the transactions contemplated hereby as of the date hereof, that would constitute an Event of Default or a Default.
VI.    Limited Amendment. Except as expressly set forth herein, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the other Secured Parties under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, and each of the Borrower and the Sponsor acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. From and after the Amendment Effective Date, all references to (i) the Credit Agreement in any Loan Document shall, unless expressly provided otherwise, refer to the Amended Credit Agreement and (ii) the Guaranty in any Loan Document shall, unless expressly provided otherwise, refer to the Amended Guaranty.
VII.    Miscellaneous.
1.    Counterparts. This Amendment may be executed in one or more duplicate counterparts and by facsimile or other electronic delivery and by different parties on different counterparts, each of which shall constitute an original, but all of which shall constitute a single document and when signed by all of the parties listed below shall constitute a single binding document.
2.    Severability. In case any one or more of the provisions contained in this Amendment should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and the parties hereto shall enter into good faith negotiations to replace the invalid, illegal or unenforceable provision.
3.    Governing Law, etc.. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED UNDER, THE LAWS OF THE STATE OF NEW YORK. The provisions in Sections 12.08(b) through (d) and Section 12.09 of the Amended Credit Agreement shall apply, mutatis mutandis, to this Amendment and the parties hereto.
4.    Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes of the Amended Credit Agreement and each other Loan Document.
5.    Headings. Paragraph headings have been inserted in this Amendment as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Amendment and shall not be used in the interpretation of any provision of this Amendment.
6.    Execution of Documents. The undersigned Lenders hereby authorize and instruct the Administrative Agent to execute and deliver this Amendment.

[Signature Pages Follow]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.
SUNRUN HERA PORTFOLIO 2015-A, LLC,
as Borrower
By: Sunrun Hera Portfolio 2015-B, LLC
Its: Sole Member
By: Sunrun Hera Holdco 2015, LLC
Its: Sole Member
By: Sunrun Inc.
Its: Sole Member

By:     /s/ Robert Komin, Jr.
Name: Robert Komin, Jr.
Title: Chief Financial Officer

SUNRUN INC.,
as Guarantor

By:     /s/ Robert Komin, Jr.
Name: Robert Komin, Jr.
Title: Chief Financial Officer

[Signature Page to Consent and Second Amendment (2nd A&R AF Credit Agreement)]
[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

INVESTEC BANK PLC,
as Administrative Agent

By:      /s/ Oliver Fricot
Name: Oliver Fricot
Title: Authorised Signatory

By:      /s/ James Haggie
Name: James Haggie
Title: Authorised Signatory

[Signature Page to Consent and Second Amendment (2nd A&R AF Credit Agreement)]
[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

INVESTEC BANK PLC,
as Issuing Bank

By:      /s/ Oliver Fricot
Name: Oliver Fricot
Title: Authorised Signatory

By:      /s/ James Haggie
Name: James Haggie
Title: Authorised Signatory

[Signature Page to Consent and Second Amendment (2nd A&R AF Credit Agreement)]
[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

INVESTEC BANK PLC,
as Lender

By:      /s/ Oliver Fricot
Name: Oliver Fricot
Title: Authorised Signatory

By:      /s/ James Haggie
Name: James Haggie
Title: Authorised Signatory

[Signature Page to Consent and Second Amendment (2nd A&R AF Credit Agreement)]
[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

KEYBANK NATIONAL ASSOCIATION,
as Lender

By:     /s/ Lisa A. Ryder
Name: Lisa A. Ryder
Title: Senior Vice President

[Signature Page to Consent and Second Amendment (2nd A&R AF Credit Agreement)]
[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

SUNTRUST BANK,
as Lender

By:      /s/ Nina Johnson
Name: Nina Johnson
Title: Director

[Signature Page to Consent and Second Amendment (2nd A&R AF Credit Agreement)]
[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

SILICON VALLEY BANK,
as Lender

By:      /s/ Tai Pimputkar
Name: Chaitali (“Tai”) Pimputkar
Title: Vice President II

[Signature Page to Consent and Second Amendment (2nd A&R AF Credit Agreement)]
[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

DEUTSCHE BANK AG, NEW YORK BRANCH,
as Lender

By:      /s/ Nicole Byrns
Name: Nicole Byrns
Title: Director

DEUTSCHE BANK AG, NEW YORK BRANCH,
as Lender

By:      /s/ Kyle Hatzes
Name: Kyle Hatzes
Title: Vice President

[Signature Page to Consent and Second Amendment (2nd A&R AF Credit Agreement)]
[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

ING CAPITAL LLC,
as Lender

By:      /s/ Thomas Cantello
Name: Thomas Cantello
Title: Managing Director

By:      /s/ Stefano Palombo
Name: Stefano Palmbo
Title: Vice President

[Signature Page to Consent and Second Amendment (2nd A&R AF Credit Agreement)]
[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

SUNRUN GAIA PORTFOLIO 2016-A, LLC,
as Lender
By: Sunrun Gaia Holdco 2016, LLC
Its: Sole Member
By: Sunrun Inc.
Its: Sole Member

By:      /s/ Robert Komin, Jr.
Name: Robert Komin, Jr.
Title: Chief Financial Officer

[Signature Page to Consent and Second Amendment (2nd A&R AF Credit Agreement)]
[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

MIGDAL MAKEFET PENSION AND PROVIDENT FUNDS LTD.,
as Lender

By:     /s/ Asaf Shoman and Ruth Levy
Name: Asaf Shoman and Ruth Levy
Title: CIO and Head of Credit

[Signature Page to Consent and Second Amendment (2nd A&R AF Credit Agreement)]
[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

MIGDAL INSURANCE COMPANY LTD,
as Lender

By:      /s/ Asaf Shoham and Ruth Levy
Name: Asaf Shoham and Ruth Levy
Title: CIO and Head of Credit

[Signature Page to Consent and Second Amendment (2nd A&R AF Credit Agreement)]
[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

ABN AMRO CAPITAL USA LLC,
as Lender

By:      /s/ Paul Snow
Name: Paul Snow
Title: Vice President

By:      /s/ Javier Ramirez
Name: Javier Ramirez
Title: Director

[Signature Page to Consent and Second Amendment (2nd A&R AF Credit Agreement)]
[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

BANKUNITED, N.A.,
as Lender

By:      /s/ Justin Albright
Name: Justin Albright
Title: Senior Vice President

[Signature Page to Consent and Second Amendment (2nd A&R AF Credit Agreement)]
[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

EAST WEST BANK,
as Lender

By:      /s/ Christopher Simeone
Name: Christopher Simeone
Title: First Vice President

[Signature Page to Consent and Second Amendment (2nd A&R AF Credit Agreement)]
[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.